                          MASTER CUSTODIAN AGREEMENT
                          __________________________

   This Agreement is made as of July 1, 2005, by and among each registered investment company identified on Appendix A hereto (each such investment company and each registered investment company made subject to this Agreement in accordance with Section 20.5 below, shall hereinafter be referred to as the "FUND"), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "CUSTODIAN"),

                                  WITNESSETH:

   WHEREAS, each Fund may or may not be authorized to issue shares of common stock or shares of beneficial interest in separate series ("SHARES"), with each such series representing interests in a separate portfolio of securities and other assets;

   WHEREAS, each Fund so authorized intends that this Agreement be applicable to each of its series listed on Appendix A hereto (such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 20.6 below, shall hereinafter be referred to as the "PORTFOLIO(S)").

   WHEREAS, each Fund not so authorized intends that this Agreement be applicable to it and all references hereinafter to one or more "Portfolio(s)" shall be deemed to refer to such Fund(s); and

   NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

Section 1. Employment of Custodian and Property to be Held by It
           _____________________________________________________

Each Fund hereby employs the Custodian as a custodian of the assets of the Portfolios, including securities which the Fund, on behalf of the applicable Portfolio, desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). The Custodian shall not be responsible for any property of a Portfolio which is not received by it or which is delivered out in accordance with Proper Instructions (as such term is defined in Section 7 hereof) including, without limitation, Portfolio property (i) held by brokers, private bankers or other entities on behalf of the Portfolio (each a "LOCAL AGENT"), (ii) held by Special Sub-Custodians (as such term is defined in
Section 5 hereof), (iii) held by entities which have advanced monies to or on behalf of the Portfolio and which have received Portfolio property as security for such advance(s) (each a "PLEDGEE"), or (iv) delivered or otherwise removed from the custody of the Custodian pursuant to Special Instructions (as such term is defined in Section 5 hereof). With respect to uncertificated shares (the "UNDERLYING SHARES") of registered "investment companies" (as defined in Section 3(a)(1) of the Investment Company Act of 1940, as amended from time to time (the "1940 ACT")), whether in the same "group of investment companies" (as defined in Section 12(d)(1)(G)(ii) of the 1940 Act) or otherwise, including pursuant to Section 12(d)(1)(F) of the 1940 Act

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(hereinafter sometimes referred to as the "UNDERLYING PORTFOLIOS"), the holding of confirmation statements that identify the shares as being recorded in the Custodian's name on behalf of the Portfolios will be deemed custody for purposes hereof.

Upon receipt of Proper Instructions, the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Trustees or the Board of Directors of the Fund (as appropriate, and in each case, the "BOARD") on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to any Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may place and maintain each Fund's foreign securities with foreign banking institution sub-custodians employed by the Custodian and/or foreign securities depositories, all as designated in Schedules A and B hereto, but only in accordance with the applicable provisions of Sections 3 and 4 hereof.

Section2. Duties of the Custodian with Respect to Property of the Portfolios to
          _____________________________________________________________________
          be Held in the United States
          _____________________________

   Section 2.1 Holding Securities. The Custodian shall hold and physically
               __________________
segregate for the account of each Portfolio all non-cash property, to be held by it in the United States, including all domestic securities owned by such Portfolio other than (a) securities which are maintained pursuant to
Section 2.9 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM") and (b) Underlying Shares owned by each Fund which are maintained pursuant to Section 2.10 hereof in an account with State Street Bank and Trust Company or such other entity which may from time to time act as a transfer agent for the Underlying Portfolios and with respect to which the Custodian is provided with Proper Instructions (the "UNDERLYING TRANSFER AGENT").

   Section 2.2 Delivery of Securities. The Custodian shall release and
               ______________________
deliver domestic securities owned by a Portfolio held by the Custodian, held in a U.S. Securities System account of the Custodian or in an account at the Underlying Transfer Agent, only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

   1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

   2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

   3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.9 hereof;

                                      2.

   4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

   5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

   6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
       Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

   7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

   8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

   9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

   10) For delivery in connection with any loans of securities made by the Portfolio (a) against receipt of collateral as agreed from time to time by the Fund on behalf of the Portfolio, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral, or (b) for delivery in connection with any loans of securities to the lending agent, or the lending agent's custodian, in accordance with written Proper Instructions (which may not provide for the receipt by the Custodian of collateral therefor) agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio;

                                      3.

   11) For delivery as security in connection with any borrowing by a Fund on behalf of a Portfolio requiring a pledge of assets by the Fund on behalf of such Portfolio;

   12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. (the "NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund on behalf of a Portfolio;

   13) For delivery in accordance with the provisions of any agreement among a Fund on behalf of the Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission (the "CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund on behalf of a Portfolio;

   14) Upon the sale or other delivery of such investments (including, without limitation, to one or more Special Sub-Custodians as defined in
       Section 5 of this Agreement);

   15) Upon receipt of instructions from the Fund's transfer agent (the "TRANSFER AGENT") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "PROSPECTUS"), in satisfaction of requests by holders of Shares for repurchase or redemption;

   16) In the case of a sale processed through the Underlying Transfer Agent of Underlying Shares, in accordance with Section 2.11 hereof;

   17) For delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio; and

   18) For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying (a) the securities of the Portfolio to be delivered, and (b) the person or persons to whom delivery of such securities shall be made.

   Section 2.3 Registration of Securities. Domestic securities held by the
               __________________________
Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of a Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Fund has authorized in writing

                                      4.

the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, a Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers. Notwithstanding the foregoing, it is the intention of the parties that the Loans (as defined in Section 6) will not be registered as provided in this Section 2.3 and that any Financing Documents (as defined in Section 6) with respect to the Loans received by the Custodian in its capacity as safekeeping agent shall be serviced in accordance with the terms of Section 6 of this Agreement.

   Section 2.4 Bank Accounts. The Custodian shall open and maintain a separate
               _____________
bank account or accounts in the United States in the name of each Portfolio of each Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

   Section 2.5 Collection of Income. Except with respect to Portfolio property
               ____________________
released and delivered pursuant to Section 2.2(14) or purchased pursuant to
Section 2.6(7), and subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the applicable Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

                                      5.

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   Section 2.6 Payment of Fund Monies. Upon receipt of Proper Instructions on
               ______________________
behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

   1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only
       (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in
       Section 2.9 hereof; (c) in the case of a purchase of Underlying Shares, in accordance with the conditions set forth in Section 2.11 hereof;
       (d) in the case of repurchase agreements entered into between the applicable Fund on behalf of a Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio; or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

   2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

   3)  For the redemption or repurchase of Shares issued as set forth in
       Section 7 hereof;

   4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

   5) For the payment of any dividends on Shares declared pursuant to the Fund's articles of incorporation or organization and by-laws or agreement or declaration of trust, as applicable, and Prospectus (collectively, "GOVERNING DOCUMENTS");

                                      6.

   6) For payment of the amount of dividends received with respect to securities sold short;

   7) Upon the purchase of domestic investments including, without limitation, repurchase agreement transactions involving delivery of Portfolio monies to one or more co-custodians (each, a "REPO CUSTODIAN"), appointed by the Fund on behalf of a Portfolio and communicated to the Custodian from time to time by Proper Instructions, including Schedule E (attached to this Agreement and as amended from time to time), duly executed by two authorized officers of the Fund, for the purpose of engaging in repurchase agreement transactions(s), which delivery may be made without contemporaneous receipt by the Custodian of assets in exchange therefor, and upon which delivery to such Repo Custodian in accordance with Proper Instructions, the Custodian shall have no further responsibility or obligation to the Fund as a custodian for the Fund on behalf of a Portfolio with respect to the monies so delivered (each such delivery, a "FREE TRADE"), provided that, in preparing reports of monies received or paid out of the Portfolio or of assets comprising the Portfolio, the Custodian shall be entitled to rely upon information received from time to time from the Repo Custodian and shall not be responsible for the accuracy or completeness of such information included in the Custodian's reports until such assets are received by the Custodian; and

   8) For payment as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio; and

   9) For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the Portfolio specifying (a) the amount of such payment and (b) the person or persons to whom such payment is to be made.

   Section 2.7 Liability for Payment in Advance of Receipt of Securities
               _________________________________________________________
Purchased. Except as specifically stated otherwise in this Agreement, in any
_________
and every case where payment for purchase of domestic securities for the account of a Portfolio is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund on behalf of such Portfolio to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

   Section 2.8 Appointment of Agents. The Custodian may at any time or times in
               _____________________
its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder. The Underlying Transfer Agent shall not be deemed an agent or subcustodian of the Custodian for purposes of this Section 2.8 or any other provision of this Agreement.

                                      7.

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   Section 2.9 Deposit of Fund Assets in U.S. Securities Systems. The Custodian
               _________________________________________________
may deposit and/or maintain securities owned by a Portfolio in a U.S.
Securities System in compliance with the conditions of Rule 17f-4 under the 1940 Act, as amended from time to time.

   Section 2.10 Segregated Account. The Custodian shall upon receipt of Proper
                __________________
Instructions on behalf of each applicable Portfolio, establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (a) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio; (b) for purposes of segregating U.S. cash U.S. Government securities, or other U.S. securities in connection with swaps transactions engaged in by the Portfolio, options purchased, sold or written by the Portfolio, or commodity futures contracts or options thereon purchased or sold by the Portfolio; (c) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the U.S. Securities and Exchange Commission (the "SEC"), or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies; and (d) for any other purpose upon receipt by the Custodian of, and in accordance with, Proper Instructions.

   Section 2.11 Deposit of Fund Assets with the Underlying Transfer Agent.
                _________________________________________________________
Underlying Shares beneficially owned by the Fund, on behalf of a Portfolio, shall be deposited and/or maintained in an account or accounts maintained with an Underlying Transfer Agent and the Custodian's only responsibilities with respect thereto shall be limited to the following:

   1) Upon receipt of a confirmation or statement from an Underlying Transfer Agent that such Underlying Transfer Agent is holding or maintaining Underlying Shares in the name of the Custodian (or a nominee of the Custodian) for the benefit of a Portfolio, the Custodian shall identify by book-entry that such Underlying Shares are being held by it as custodian for the benefit of the Portfolio.

   2) With respect to the purchase of Underlying Shares for the account of a Portfolio, upon receipt of Proper Instructions, the Custodian shall pay out monies of such Portfolio as so directed, and record such payment from the account of such Portfolio on the Custodian's books and records.

   3) With respect to the sale or redemption of Underlying Shares for the account of a Portfolio, upon receipt of Proper Instructions, the Custodian shall transfer such

                                      8.

       Underlying Shares as so directed, record such transfer from the account of such Portfolio on the Custodian's books and records and, upon the Custodian's receipt of the proceeds therefor, record such payment for the account of such Portfolio on the Custodian's books and records.

   The Custodian shall not be liable to the Fund for any loss or damage to the Fund or any Portfolio resulting from the maintenance of Underlying Shares with Underlying Transfer Agent except for losses resulting directly from the fraud, negligence or willful misconduct of the Custodian or any of its agents or of any of its or their employees.

   Section 2.12 Ownership Certificates for Tax Purposes. The Custodian shall
                _______________________________________
   execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

   Section 2.13 Proxies. Except with respect to Portfolio property released and
                _______
   delivered pursuant to Section 2.2(14), or purchased pursuant to
Section 2.6(7), the Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

   Section 2.14 Communications Relating to Portfolio Securities. Except with
                _______________________________________________
respect to Portfolio property released and delivered pursuant to
Section 2.2(14), or purchased pursuant to Section 2.6(7), and subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the applicable Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Fund on behalf of the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the applicable Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. If a Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action. The Custodian shall also transmit promptly to the Fund for each applicable Portfolio all written information received by the Custodian regarding any class action or other litigation in connection with Portfolio securities or other assets issued in the United States and then held, or previously held during the term of this Agreement by the Custodian for the account of the Fund for such Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. For avoidance of doubt, upon and after the effective date of any termination of this Agreement by a Fund, with respect to such Fund or its Portfolio(s), as may be applicable, the Custodian shall have no responsibility to so transmit any information under this Section 2.14.

                                      9.

Section3. Provisions Relating to Rules 17f-5 and 17f-7
          ____________________________________________

   Section 3.1. Definitions. As used throughout this Agreement, the capitalized
                ___________
terms set forth below shall have the indicated meanings:

"COUNTRY RISK" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"ELIGIBLE FOREIGN CUSTODIAN" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC), or a foreign branch of a Bank (as defined in
Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under
Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"ELIGIBLE SECURITIES DEPOSITORY" has the meaning set forth in section (b)(1) of Rule 17f-7.

"FOREIGN ASSETS" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"FOREIGN CUSTODY MANAGER" has the meaning set forth in section (a)(3) of Rule 17f-5.

"RULE 17F-5" means Rule 17f-5 promulgated under the 1940 Act.

"RULE 17F-7" means Rule 17f-7 promulgated under the 1940 Act.

Section 3.2. The Custodian As Foreign Custody Manager.
             ________________________________________

       3.2.1 Delegation to the Custodian as Foreign Custody Manager. Each Fund,
             ______________________________________________________
by resolution adopted by its Board, hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this
Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

       3.2.2 Countries Covered. The Foreign Custody Manager shall be responsible
             _________________
for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, which list of countries may be amended from time to time by any Fund with the agreement of the Foreign

                                      10.

Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by each Fund, on behalf of the applicable Portfolio(s), of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by such Fund's Board on behalf of such Portfolio(s) responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by each Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Agreement. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of such Portfolio to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager with respect to such Portfolio with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Sixty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

       3.2.3 Scope of Delegated Responsibilities:
             ___________________________________

   (a) Selection of Eligible Foreign Custodians. Subject to the provisions of
       ________________________________________
this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

   (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager
       __________________________________________
shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

                                      11.

   (c) Monitoring. In each case in which the Foreign Custody Manager maintains
       __________
Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

       3.2.4 Guidelines for the Exercise of Delegated Authority. For purposes of
             __________________________________________________
this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

       3.2.5 Reporting Requirements. The Foreign Custody Manager shall report
             ______________________
the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this
Section 3.2 after the occurrence of the material change.

       3.2.6 Standard of Care as Foreign Custody Manager of a Portfolio. In
             __________________________________________________________
performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

       3.2.7 Representations with Respect to Rule 17f-5. The Foreign Custody
             __________________________________________
Manager represents to each Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. Each Fund represents to the Custodian that its Board has determined that it is reasonable for such Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios.

       3.2.8 Effective Date and Termination of the Custodian as Foreign Custody
             __________________________________________________________________
Manager. Each Board's delegation to the Custodian as Foreign Custody Manager of
_______
the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

                                      12.

   Section 3.3 Eligible Securities Depositories.
               ________________________________

       3.3.1 Analysis and Monitoring. The Custodian shall (a) provide the Fund
             _______________________
(or its duly-authorized investment manager or investment advisor) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment advisor) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

       3.3.2 Standard of Care. The Custodian agrees to exercise reasonable
             ________________
care, prudence and diligence in performing the duties set forth in
Section 3.3.1.

Section 4. Duties of the Custodian with Respect to Property of the Portfolios
           __________________________________________________________________
           To Be Held Outside The United States
           ____________________________________

   Section 4.1 Definitions. As used throughout this Agreement, the capitalized
               ___________
terms set forth below shall have the indicated meanings:

"FOREIGN SECURITIES SYSTEM" means an Eligible Securities Depository listed on Schedule B hereto.

"FOREIGN SUB-CUSTODIAN" means a foreign banking institution serving as an Eligible Foreign Custodian.

   Section 4.2. Holding Securities. The Custodian shall identify on its books
                __________________
as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios; and (ii) to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

   Section 4.3. Foreign Securities Systems. Foreign securities shall be
                __________________________
maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

                                      13.

Section4.4. Transactions in Foreign Custody Account.
            _______________________________________

       4.4.1. Delivery of Foreign Securities. The Custodian or a Foreign
              ______________________________
Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

   (i) Upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

   (ii) In connection with any repurchase agreement related to foreign securities;

   (iii) To the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

   (iv) To the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

   (v) To the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

   (vi) To brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case, the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such foreign securities prior to receiving payment for such foreign securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

   (vii) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

   (viii) In the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

                                      14.

   (ix) For delivery as security in connection with any borrowing by a Fund on behalf of a Portfolio requiring a pledge of assets by the Fund on behalf of such Portfolio;

   (x) For delivery as initial or variation in connection with trading in futures or options on futures contracts entered into by the Fund on behalf of the Portfolio,

   (xi) Upon the sale or other delivery of such foreign securities (including, without limitation, to one or more Special Sub-Custodians or Repo Custodians) as a Free Trade, provided that applicable Proper Instructions shall set forth (A) the foreign securities to be delivered and (B) the person or persons to whom delivery shall be made;

   (xii)  In connection with the lending of foreign securities; and

   (xiii) For any other purpose, but only upon receipt of Proper Instructions specifying (A) the foreign securities to be delivered and (B) the person or persons to whom delivery of such securities shall be made.

       4.4.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions,
              ___________________________
which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

   (i) Upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

   (ii) In connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

   (iii) For the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

   (iv) For the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

   (v) For delivery as initial or variation margin in connection with trading in futures or options on futures contracts entered into by the Fund on behalf of the Portfolio,

                                      15.

   (vi) Upon the purchase of foreign investments including, without limitation, repurchase agreement transactions involving delivery of Portfolio monies to Repo Custodian(s), as a Free Trade, provided that the Fund, on behalf of the Portfolio, shall communicate to the Custodian applicable Proper Instructions, including a Schedule E, provided that, in preparing reports of monies received or paid out of the Portfolio or of assets comprising the Portfolio, the Custodian shall be entitled to rely upon information received from time to time from the Repo Custodian and shall not be responsible for the accuracy or completeness of such information included in the Custodian's reports until such assets are received by the Custodian;

   (vii) For payment of part or all of the dividends received in respect of securities sold short;

   (viii) In connection with the borrowing or lending of foreign securities; and

   (ix) For any other purpose, but only upon receipt of Proper Instructions specifying (A) the amount of such payment and (B) the person or persons to whom such payment is to be made.

       4.4.3. Market Conditions. Notwithstanding any provision of this
              _________________
Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to each Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in a Board being provided with substantively less information than had been previously provided hereunder.

   Section 4.5. Registration of Foreign Securities. The foreign securities
                __________________________________
maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the applicable Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

                                      16.

   Section 4.6 Bank Accounts. The Custodian shall identify on its books as
               _____________
belonging to the applicable Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

   Section 4.7. Collection of Income. The Custodian shall use reasonable
                ____________________
commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

   Section 4.8 Shareholder Rights. With respect to the foreign securities
               __________________
held pursuant to this Section 4, the Custodian shall use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. Each Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of such Fund to exercise shareholder rights.

   Section 4.9. Communications Relating to Foreign Securities. The Custodian
                _____________________________________________
shall transmit promptly to the applicable Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the applicable Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both
(i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

   Section 4.10. Liability of Foreign Sub-Custodians. Each agreement pursuant
                 ___________________________________
to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the

                                      17.

Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At a Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

   Section 4.11 Tax Law. The Custodian shall have no responsibility or
                _______
liability for any obligations now or hereafter imposed on any Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of each Fund to notify the Custodian of the obligations imposed on such Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which such Fund has provided such information.

   Section 4.12. Liability of Custodian. The Custodian shall be liable for the
                 ______________________
acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in this Agreement and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

Section5. Special Sub-custodians
          ______________________

Upon receipt of Special Instructions (as such term is defined in Section 7 hereof), the Custodian shall, on behalf of one or more Portfolios, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act as a sub-custodian for the purposes of effecting such transaction(s) as may be designated by a Fund in Special Instructions. Each such designated sub-custodian is referred to herein as a "SPECIAL SUB-CUSTODIAN." Each such duly appointed Special Sub-Custodian shall be listed on Schedule D hereto, as it may be amended from time to time by a Fund, with the acknowledgment of the Custodian. In connection with the appointment of any Special Sub-Custodian, and in accordance with Special Instructions, the Custodian shall enter into a sub-custodian agreement with the Fund and the Special Sub-Custodian in form and substance approved by such Fund, provided that such agreement shall in all events comply with the provisions of the 1940 Act and the rules and regulations thereunder and the terms and provisions of this Agreement.

                                      18.

Section6. Loan Servicing Provisions.
          _________________________

   Section 6.1 General. The following provisions shall apply with respect to
               _______
investments, property or assets in the nature of loans, or interests or participations in loans, including without limitation interests in syndicated bank loans and bank loan participations, whether in the U.S. or outside the U.S. (collectively, "LOANS") entered into by each Fund on behalf of itself or one or more of its Portfolios (each Fund or Portfolio referred to in this Section 6 as the "Fund").

   Section 6.2 Safekeeping. Instruments, certificates, agreements and/or other
               ___________
documents which the Custodian may receive with respect to Loans, if any (collectively "FINANCING DOCUMENTS"), from time to time, shall be held by the Custodian at its offices in Boston, Massachusetts.

   Section 6.3 Duties of the Custodian. The Custodian shall accept such
               _______________________
Financing Documents, if any, with respect to Loans as may be delivered to it from time to time by the Fund. The Custodian shall be under no obligation to examine the contents or determine the sufficiency of any such Financing Documents or to provide any certification with respect thereto, whether received by the Custodian as original documents, photocopies, by facsimile or otherwise. Without limiting the foregoing, the Custodian is under no duty to examine any such Financing Documents to determine whether necessary steps have been taken or requirements met with respect to the assignment or transfer of the related Loan or applicable interest or participation in such Loan. The Custodian shall be entitled to assume the genuineness, sufficiency and completeness of any Financing Documents received, and the genuineness and due authority of any signature appearing on such documents. Notwithstanding any term of this Agreement to the contrary, with respect to any Loans, (i) the Custodian shall be under no obligation to determine, and shall have no liability for, the sufficiency of, or to require delivery of, any instrument, document or agreement constituting, evidencing or representing such Loan, other than to receive such Financing Documents, if any, as may be delivered or caused to be delivered to it by the Fund (or its investment manager acting on its behalf), (ii) without limiting the generality of the foregoing, delivery of any such Loan (including without limitation, for purposes of Section 2.6 above) may be made to the Custodian by, and may be represented solely by, delivery to the Custodian of a facsimile or photocopy of a credit agreement, an assignment agreement, or participation agreement (each, a "LOAN AGREEMENT") or a confirmation or certification from the Fund (or the investment manager) to the effect that it has acquired such Loan and/or has received or will receive, and will deliver to the Custodian, appropriate Financing Documents constituting, evidencing or representing such Loan (such confirmation or certification, together with any Loan Agreement, collectively, "LOAN AGREEMENT OR CONFIRMATION"), in any case without delivery of any promissory note, participation certificate or similar instrument (collectively, an "INSTRUMENT"), (iii) if an original Instrument shall be or shall become available with respect to any such Loan, it shall be the sole responsibility of the Fund (or the investment manager acting on its behalf) to make or cause delivery thereof to the Custodian, and the Custodian shall be under no obligation at any time or times to determine whether any such original Instrument has been issued or made available with respect to such Loan, and shall not be under any obligation to compel compliance by the Fund to make or cause delivery of such Instrument to the Custodian, and (iv) any reference to Financing Documents appearing in this Section 6 shall be deemed to include, without limitation, any such Instrument and/or Assignment Agreement or Confirmation.

                                      19.

If payments with respect to a Loan ("LOAN PAYMENT") are not received by the Custodian on the date on which they are due, as reflected in the Payment Schedule (as such term is defined in Section 6.4 below) of the Loan ("PAYMENT DATE"), or in the case of interest payments, not received either on a scheduled interest payable date, as reported to the Custodian by the Fund (or the investment manager acting on its behalf) for the Loan (the "INTEREST PAYABLE DATE"), or in the amount of their accrued interest payable, the Custodian shall promptly, but in no event later than one business day after the Payment Date or the Interest Payable Date, give telephonic notice to the party obligated under the Financing Documents to make such Loan Payment (the "OBLIGOR") of its failure to make timely payment, and (2) if such payment is not received within three business days of its due date, shall notify the Fund (or the investment manager on its behalf) of such Obligor's failure to make the Loan Payment. The Custodian shall have no responsibility with respect to the collection of Loan Payments which are past due, other than the duty to notify the Obligor and the Fund (or the investment manager acting on its behalf) as provided herein.

The Custodian shall have no responsibilities or duties whatsoever under this Agreement, with respect to Loans or the Financing Documents, except for such responsibilities as are expressly set forth herein. Without limiting the generality of the foregoing, the Custodian shall have no obligation to preserve any rights against prior parties or to exercise any right or perform any obligation in connection with the Loans or any Financing Documents (including, without limitation, no obligation to take any action in respect of or upon receipt of any consent solicitation, notice of default or similar notice received from any bank agent or Obligor, except that the Custodian shall undertake reasonable efforts to forward any such notice to the Fund or the investment manager acting on its behalf). In case any question arises as to its duties hereunder, the Custodian may request instructions from the Fund and shall be entitled at all times to refrain from taking any action unless it has received Proper Instructions from the Fund or the investment manager and the Custodian shall in all events have no liability, risk or cost for any action taken, with respect to a Loan, pursuant to and in compliance with the Proper Instructions of such parties.

The Custodian shall be only responsible and accountable for Loan Payments actually received by it and identified as for the account of the Fund; any and all credits and payments credited to the Fund, with respect to Loans, shall be conditional upon clearance and actual receipt by the Custodian of final payment thereon.

The Custodian shall promptly, upon the Fund's request, release to the Fund's investment manager or to any party as the Fund or the Fund's investment manager may specify, any Financing Documents being held on behalf of the Fund. Without limiting the foregoing, the Custodian shall not be deemed to have or be charged with knowledge of the sale of any Loan, unless and except to the extent it shall have received written notice and instruction from the Fund (or the investment manager acting on its behalf) with respect thereto, and except to the extent it shall have received the sale proceeds thereof.

In no event shall the Custodian be under any obligation or liability to make any advance of its own funds with respect to any Loan.

                                      20.

   Section 6.4 Responsibility of the Fund. With respect to each Loan held by
               __________________________
the Custodian hereunder in accordance with the provisions hereof, the Fund shall (a) cause the Financing Documents evidencing such Loan to be delivered to the Custodian; (b) include with such Financing Documents an amortization schedule of payments (the "PAYMENT SCHEDULE") identifying the amount and due dates of scheduled principal payments, the Interest Payable Date(s) and related payment amount information, and such other information with respect to the related Loan and Financing Documents as the Custodian reasonably may require in order to perform its services hereunder (collectively, "LOAN INFORMATION"), in such form and format as the Custodian reasonably may require; (c) take, or cause the investment manager to take, all actions necessary to acquire good title to such Loan (or the participation in such Loan, as the case may be), as and to the extent intended to be acquired; and (d) cause the Custodian to be named as its nominee for payment purposes under the Financing Documents or otherwise provide for the direct payment of the Loan Payments to the Custodian. The Custodian shall be entitled to rely upon the Loan Information provided to it by the Fund (or the investment manager acting on its behalf) without any obligation on the part of the Custodian independently to verify, investigate, recalculate, update or otherwise confirm the accuracy or completeness thereof; and the Custodian shall have no liability for any delay or failure on the part of the Fund in providing necessary Loan Information to the Custodian, or for any inaccuracy therein or incompleteness thereof. With respect to each such Loan, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related bank agent, Obligor or similar party with respect to the related Loan, and shall be entitled to update its records on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information.

   Section 6.5 Attachment. In case any portion of the Loans or the Financing
               __________
Documents shall be attached or levied upon pursuant to an order of court, or the delivery or disbursement thereof shall be stayed or enjoined by an order of court, or any other order, judgment or decrees shall be made or entered by any court affecting the property of the Fund or any act of the Custodian relating thereto, the Custodian is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments or decrees so entered or issued, without the necessity to inquire whether such court had jurisdiction, and, in case the Custodian obeys or complies with any such order, judgment or decree, it shall not be liable to anyone by reason of such compliance.

Section 7.Payments for Sales or Repurchases or Redemptions of Shares
          __________________________________________________________

The Custodian shall receive from the distributor of the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the applicable Fund. The Custodian will provide timely notification to such Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt

                                      21.

of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by a Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between such Fund and the Custodian.

Section8. Proper Instructions and Special Instructions
          ____________________________________________

"PROPER INSTRUCTIONS," which may also be standing instructions, as such term is used throughout this Agreement shall mean instructions received by the Custodian from a Fund, a Fund's duly authorized investment manager or investment adviser, or a person or entity duly authorized by either of them. Such instructions may be in writing signed by the authorized person or persons or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed from time to time by the Custodian and the person(s) or entity giving such instruction, provided that the Fund has followed any security procedures agreed to from time to time by the applicable Fund and the Custodian including, but not limited to, the security procedures selected by the Fund via the form of Funds Transfer Addendum hereto. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to provide such instructions with respect to the transaction involved; the Fund shall cause all oral instructions to be confirmed in writing. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any multi-party agreement which requires a segregated asset account in accordance with Section 2.10 hereof.

"SPECIAL INSTRUCTIONS," as such term is used throughout this Agreement, means Proper Instructions countersigned or confirmed in writing by the Treasurer or any Assistant Treasurer of the applicable Fund or any other person designated in writing by the Treasurer of such Fund, which countersignature or confirmation shall be (a) included on the same instrument containing the Proper Instructions or on a separate instrument clearly relating thereto and
(b) delivered by hand, by facsimile transmission, or in such other manner as the Fund and the Custodian agree in writing.

Concurrently with the execution of this Agreement, and from time to time thereafter, as appropriate, each Fund shall deliver to the Custodian, duly certified by such Fund's Treasurer or Assistant Treasurer, a certificate setting forth: (i) the names, titles, signatures and scope of authority of all persons authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of the Fund and
(ii) the names, titles and signatures of those persons authorized to give Special Instructions. Such certificate may be accepted and relied upon by the Custodian as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until receipt by the Custodian of a similar certificate to the contrary.

                                      22.

Section9. Evidence of Authority
          _____________________

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the applicable Fund. The Custodian may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of any Fund as conclusive evidence
(a) of the authority of any person to act in accordance with such resolution or
(b) of any determination or of any action by the applicable Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

Section10. Actions Permitted without Express Authority
           ___________________________________________

The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each applicable Portfolio:

     1) Make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement; provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

     2) Surrender securities in temporary form for securities in definitive form;

     3) Endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

     4) In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the applicable Board.

Section11. Duties of Custodian with Respect to the Books of Account and
           ____________________________________________________________
           Calculation of Net Asset Value and Net Income
           _____________________________________________

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the applicable Board to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by a Fund on behalf of a Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. Each Fund acknowledges and agrees that, with respect to investments maintained with the Underlying Transfer Agent, the Underlying Transfer Agent is

                                      23.

the sole source of information on the number of shares of a fund held by it on behalf of a Portfolio and that the Custodian has the right to rely on holdings information furnished by the Underlying Transfer Agent to the Custodian in performing its duties under this Agreement, including without limitation, the duties set forth in this Section 11 and in Section 12 hereof; provided, however, that the Custodian shall be obligated to reconcile information as to purchases and sales of Underlying Shares contained in trade instructions and confirmations received by the Custodian and to report promptly any discrepancies to the Underlying Transfer Agent. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus. Each Fund acknowledges that, in keeping the books of account of the Portfolio and/or making the calculations described herein with respect to Portfolio property released and delivered pursuant to Section 2.2(14), or purchased pursuant to
Section 2.6(7) hereof, the Custodian is authorized and instructed to rely upon information provided to it by the Fund, the Fund's counterparty(ies), or the agents of either of them.

Section 12. Records
            _______

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of each Fund under the 1940 Act, with particular attention to section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of such Fund and employees and agents of the SEC. The Custodian shall, at a Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations. Each Fund acknowledges that, in creating and maintaining the records as set forth herein with respect to Portfolio property released and delivered pursuant to Section 2.2(14), or purchased pursuant to Section 2.6(7) hereof, the Custodian is authorized and instructed to rely upon information provided to it by the Fund, the Fund's counterparty(ies), or the agents of either of them.

Section 13. Opinion of Fund's Independent Accountant
            ________________________________________

The Custodian shall take all reasonable action, as a Fund with respect to a Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A or Form N-2, as applicable, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

                                      24.

Section 14. Reports to Fund by Independent Public Accountants
            _________________________________________________

The Custodian shall provide the applicable Fund, on behalf of each of the Portfolios at such times as such Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System (either, a "SECURITIES SYSTEM"), relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

Section 15. Compensation of Custodian
            _________________________

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.

Section 16. Responsibility of Custodian
            ___________________________

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to any Fund for any action taken or omitted by it in good faith without negligence, willful misconduct or reckless disregard of its duties and obligations under this Agreement, including, without limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to any Fund or Portfolio for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

Except as may arise from the Custodian's own bad faith, negligence or willful misconduct or reckless disregard of its duties and obligations hereunder, or the bad faith, negligence, willful misconduct or reckless disregard of the duties and obligations of a sub-custodian or agent, the Custodian shall be without liability to any Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or

                                      25.

any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by any Fund or its duly authorized investment manager or investment advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement;
(iii) the insolvency of or acts or omissions by a Securities System; (iv) any act or omission of a Special Sub-Custodian including, without limitation, reliance on reports prepared by a Special Sub-Custodian; (v) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (vi) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, any Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vii) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (viii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as such term is defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If a Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, such Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If a Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

Except as may arise from the Custodian's own bad faith, negligence or willful misconduct or reckless disregard of its duties and obligations hereunder, or the bad faith,, each Fund shall indemnify and hold the Custodian harmless from and against any and all costs, expenses, losses,

                                      26.

damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian (a) acting in accordance with any Proper Instruction or Special Instruction including, without limitation, any Proper Instruction with respect to Free Trades including, but not limited to, cost, expense, loss, damage, liability, tax, charge, assessment or claim resulting from (i) the failure of the applicable Fund to receive income with respect to purchased investments, (ii) the failure of the applicable Fund to recover amounts invested on maturity of purchased investments, (iii) the failure of the Custodian to respond to or be aware of notices or other corporate communications with respect to purchased investments, or (iv) the Custodian's reliance upon information provided by the applicable Fund, such Fund's counterparty(ies) or the agents of either of them with respect to Fund property released, delivered or purchased pursuant to either of Section 2.2(14) or
Section 2.6(7) hereof; (b) for the acts or omissions of any Special Sub-Custodian; or (c) for the acts or omissions of any Local Agent or Pledgee.

In no event shall the Custodian be liable for indirect, special or consequential damages.

Section 17. Security Interest.
            _________________

   The provisions of this Section 17 shall constitute a security agreement. Terms used in this Section 17 which are defined or otherwise set forth in the Uniform Commercial Code of The Commonwealth of Massachusetts shall have the same meanings in this Section 17 as in the Uniform Commercial Code of The Commonwealth of Massachusetts. If a term is defined or otherwise set forth in
Article 9 of the Uniform Commercial Code of The Commonwealth of Massachusetts and in another Article as well, the term as defined or otherwise set forth in
Article 9 shall control.

17.1 Collateral. To secure the due and punctual payment of all liabilities,
     __________
     whether actual or contingent ("LIABILITIES"), of each Fund and each Portfolio, as applicable, to the Custodian now or hereafter arising or incurred under or in connection with this Agreement, each Fund or Portfolio hereby grants to the Custodian a security interest in the following, whether now existing or hereafter acquired or created (collectively, the "COLLATERAL"):

     (i) all of each Fund's or Portfolio's cash, deposit accounts, securities and other investment property, promissory notes and other instruments, chattel paper and other assets in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians;

     (ii) all of each Fund's or Portfolio's promissory notes and chattel paper
          (A) copies of which are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians,
          (B) assigned to the Fund or Portfolio and for which originals or copies of confirmations or other evidences of the assignment are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians, (C) in which the Fund or Portfolio holds participations and for which originals or copies of the participation agreements or certificates are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians, or (D) assigned to the Fund or Portfolio or in which the Fund or Portfolio holds participations and for which instructions have been given to make payments of principal, interest or other amounts thereon to any of the Custodian and its agents, affiliates and subcustodians;

                                      27.

     (iii)all of each Fund's or Portfolio's payment intangibles (A) evidenced by or created under written or electronic agreements originals or copies of which are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians,
          (B) assigned to the Fund or Portfolio and for which originals or copies of confirmations or other evidences of the assignment are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians, (C) in which the Fund or Portfolio holds participations and for which originals or copies of the participation agreements or certificates are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians, or (D) assigned to the Fund or Portfolio or in which the Fund or Portfolio holds participations and for which instructions have been given to make payments of principal, interest or other amounts thereon to any of the Custodian and its agents, affiliates and subcustodians; and

     (iv) any and all proceeds of any thereof.

     The Liabilities include, without limitation, (a) the obligations of each Fund or Portfolio to the Custodian in relation to any overdraft or other advance of cash or securities for any purpose including in connection with any pre-determined income or assumed settlements; (b) the obligations of the Fund or Portfolio to the Custodian (in its capacity as foreign exchange provider or otherwise) in relation to any spot or forward foreign exchange contracts or any other foreign exchange contract or facility entered into with the Fund or Portfolio; and (c) the obligations of the Fund or Portfolio to reimburse the Custodian for any taxes, interest, charges, expense, assessments, or other liabilities that may be assessed against or imposed on the Custodian under or in connection with this Agreement for the Fund or Portfolio.

17.2 Failure to Satisfy Liabilities. In the event that the Fund or Portfolio,
     ______________________________
     if applicable, fails to satisfy any of the Liabilities as and when due and payable, the failure shall constitute a default under this Section 17, and the Custodian shall then have with respect to the Collateral, in addition to all other rights and remedies arising hereunder or under applicable law, the rights and remedies of a secured party under the Uniform Commercial Code of The Commonwealth of Massachusetts. Without prejudice to the Custodian's rights under applicable law, the Custodian shall be entitled, without notice to the Fund or Portfolio, to withhold delivery of any Collateral, sell or otherwise realize on any Collateral and to apply the money or other proceeds and any other monies credited to the cash accounts in satisfaction of such Liabilities. Each Fund and Portfolio, if applicable, acknowledges that, in the Custodian exercising any such rights or remedies against any Collateral, it will be commercially reasonable for the Custodian (i) to accelerate or cause the acceleration of the maturity of any fixed term deposits comprised in the Collateral and (ii) to effect such currency conversions as may be necessary at its current rates for the sale and purchase of the relevant currencies.

                                      28.

17.3 UCC Filings. Each Fund hereby irrevocably authorizes the Custodian at any
     ___________
     time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as described in
     Section 17.1 or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by Part 5 of
     Article 9 of any applicable Uniform Commercial Code jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Fund is an organization, the type of organization and any organizational identification number issued to the Fund. Each Fund agrees to furnish any such information to the Custodian promptly upon the Custodian's request. Each Fund also ratifies its authorization for the Custodian to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

17.4 Chief Executive Office. Each Fund represents and warrants to the Custodian
     ______________________
     that the Fund's chief executive office is located at the address set forth on Appendix A of this Agreement. Each Fund covenants to provide to the Custodian at least 30 days' prior written notice of any change of location of its chief executive office.

17.5 Perfected Security Interest. Each Fund agrees to take such actions as the
     ___________________________
     Custodian may from time to time request in order to insure that the Custodian has a first perfected security interest in the Collateral and that the Custodian has the ability to enforce its security interest. Without limitation upon the foregoing, for such purposes each Fund
     (a) shall promptly deliver to the possession or control of the Custodian or its designee originals of any instruments (including promissory notes) and chattel paper comprised in the Collateral and not already in the possession or under the control of the Custodian and its agents, affiliates and subcustodians, (b) shall promptly obtain termination amendments of Uniform Commercial Code financing statements or terminations or subordinations of security interests or other liens, in form and substance satisfactory to Custodian, where the failure to take such action could result in a competing security in or other lien on any of the Collateral having priority over the security interest of the Custodian in the Collateral, (c) shall promptly execute and file such notices and registrations and take such other actions, including actions required under the law of any foreign jurisdiction, which are, in the opinion of the Custodian, necessary or advisable to assure the attachment, perfection, priority and ability of the Custodian to enforce the security interest, and (d) further authorizes the Custodian to take such action as in the opinion of the Custodian may be necessary or advisable under any foreign law including making an appropriate entry in any security interest, charge or lien registry in the country whose laws the Fund is organized or in which the Fund maintains an office.

Section 18. Effective Period, Termination and Amendment
            ___________________________________________

This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or

                                      29.

mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however, that no Fund shall amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of such Fund's Governing Documents, and further provided, that any Fund on behalf of one or more of the Portfolios may at any time by action of its Board
(i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Termination of this Agreement with respect to any one particular Fund or Portfolio shall in no way affect the rights and duties under this Agreement with respect to any other Fund or Portfolio.

Upon termination of the Agreement, the applicable Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

Section 19. Successor Custodian
            ___________________

If a successor custodian for one or more Portfolios shall be appointed by the applicable Board, the Custodian shall, upon termination and receipt of Proper Instructions, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System or at the Underlying Transfer Agent.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of Proper Instructions, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution.

In the event that no Proper Instructions designating a successor custodian or alternative arrangements shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System or at the Underlying Transfer Agent. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

                                      30.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of any Fund to provide Proper Instructions as aforesaid, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

Section 20. General
            _______

   Section 20.1 Massachusetts Law to Apply. This Agreement shall be construed
                __________________________
and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

   Section 20.2 Prior Agreements. This Agreement supersedes and terminates, as
                ________________
of the date hereof, all prior Agreements between each Fund on behalf of each of the Portfolios and the Custodian relating to the custody of such Fund's assets.

   Section 20.3 Assignment. This Agreement may not be assigned by (a) any Fund
                __________
without the written consent of the Custodian or (b) by the Custodian without the written consent of each applicable Fund.

   Section 20.4 Interpretive and Additional Provisions. In connection with the
                ______________________________________
operation of this Agreement, the Custodian and each Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by all parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of a Fund's Governing Documents. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

   Section 20.5 Additional Funds. In the event that any management investment
                ________________
company in addition to those listed on Appendix A hereto desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such management investment company shall become a Fund hereunder and be bound by all terms and conditions and provisions hereof including, without limitation, the representations and warranties set forth in
Section 20.7 below.

   Section 20.6 Additional Portfolios. In the event that any Fund establishes
                _____________________
one or more series of Shares in addition to those set forth on Appendix A hereto with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

                                      31.

   Section 20.7 The Parties. All references herein to the "Fund" are to each of
                ___________
the management investment companies listed on Appendix A hereto, and each management investment company made subject to this Agreement in accordance with
Section 20.5 above, individually, as if this Agreement were between such individual Fund and the Custodian. In the case of a series corporation, trust or other entity, all references herein to the "Portfolio" are to the individual series or portfolio of such corporation, trust or other entity, or to such corporation, trust or other entity on behalf of the individual series or portfolio, as appropriate. Any reference in this Agreement to "the parties" shall mean the Custodian and such other individual Fund as to which the matter pertains. Each Fund hereby represents and warrants that (a) it is duly incorporated or organized and is validly existing in good standing in its jurisdiction of incorporation or organization; (b) it has the requisite power and authority under applicable law and its Governing Documents to enter into and perform this Agreement; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) this Agreement constitutes its legal, valid, binding and enforceable agreement; and (e) its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

   Section 20.8 Remote Access Services Addendum. The Custodian and each Fund
                _______________________________
agree to be bound by the terms of the Remote Access Services Addendum hereto.

   SECTION 20.9 Notices. Any notice, instruction or other instrument required
                _______
to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

 To any Fund:      260 Madison Avenue
                   11th Floor
                   New York, New York 10016
                   Attention: Elizabeth Forget
                   Telephone: 212-578-3866
                   Telecopy: 212-578-2077

 To the Custodian: State Street Bank and Trust Company
                   Two Avenue de Lafayette - LCC/5
                   Lafayette Corporate Center
                   Boston, MA 02111
                   Attention: Timothy Panaro
                   Telephone: 617-662-1084
                   Telecopy: 617-956-6640

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

                                      32.

   Section 20.10 Counterparts. This Agreement may be executed in several
                 ____________
counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement.

   Section 20.11 Severability. If any provision or provisions of this Agreement
                 ____________
shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

   Section 20.12 Reproduction of Documents. This Agreement and all schedules,
                 _________________________
addenda, exhibits, appendices, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

   Section 20.13 Shareholder Communications Election. SEC Rule 14b-2 under the
                 ___________________________________
   Securities Exchange Act of 1934 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs each Fund to indicate whether it authorizes the Custodian to provide such Fund's name, address, and share position to requesting companies whose securities the Fund owns. If a Fund tells the Custodian "no," the Custodian will not provide this information to requesting companies. If a Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For a Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

 YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

 NO [X] The Custodian is not authorized to release the Fund's name, address, and share positions.

                                      33.

Section 25. Limitation of Liability

No Trustee, officer, shareholder, employee or agent of any Fund shall be held to any personal liability nor shall resort be had to such person's private property for the satisfaction of a claim against any Fund, but such Fund only shall be liable.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                      34.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the date first above-written.

Fund Signature Attested to By:          EACH OF THE REGISTERED INVESTMENT
                                        COMPANIES SET FORTH ON APPENDIX A
                                        ATTACHED HERETO

By:    /s/ Carly M. Nunez               By:    /s/ Elizabeth Forget
       -------------------------------         -------------------------------
Name:  Carly M. Nunez                   Name:  Elizabeth Forget
Title: Assistant                        Title: President

Signature Attested to By:               STATE STREET BANK AND TRUST COMPANY

By:    /s/ Jean S Carr                  By:    /s/ Joseph L. Hooley
       -------------------------------         -------------------------------
       Jean S. Carr                            Joseph L. Hooley
       Counsel                                 Executive Vice President

                                      35.

                                  APPENDIX A
                                      TO
                          MASTER CUSTODIAN AGREEMENT
                          __________________________

                              Dated July 1, 2005

  Investment Companies Registered with the SEC and Portfolios thereof, If Any
  ___________________________________________________________________________

  THE TRAVELERS SERIES TRUST             [Chief Executive Office - Hartford,
                                         Connecticut]

      AIM Capital Appreciation Portfolio
      Convertible Securities Portfolio
      Disciplined Mid Cap Stock Portfolio
      Equity Income Portfolio
      Federated High Yield Portfolio
      Federated Stock Portfolio
      Large Cap Portfolio
      Managed Allocation Series: Conservative Portfolio
      Managed Allocation Series: Moderate Portfolio
      Managed Allocation Series: Moderate-Conservative Portfolio
      Managed Allocation Series: Moderate-Aggressive Portfolio
      Managed Allocation Series: Aggressive Portfolio
      Mercury Large Cap Core Portfolio
      MFS Mid Cap Growth Portfolio
      MFS Total Return Portfolio
      MFS Value Portfolio
      Mondrian International Stock Portfolio
      Pioneer Mid Cap Value Portfolio
      Pioneer Fund Portfolio
      Pioneer Strategic Income Portfolio
      Salomon Brothers Strategic Total Return Bond Portfolio
      Strategic Equity Portfolio
      Style Focus Series: Small Cap Growth Portfolio
      Style Focus Series: Small Cap Value Portfolio
      Travelers Managed Income Portfolio
      Travelers Quality Bond Portfolio
      U.S. Government Securities Portfolio
      Van Kampen Enterprise Portfolio
      Zero Coupon Bond Fund Portfolio (Series 2005)


 MONEY MARKET PORTFOLIO    [Chief Executive Office - Hartford, Connecticut]

 HIGH YIELD BOND TRUST     [Chief Executive Office - Hartford, Connecticut]

 MANAGED ASSETS TRUST      [Chief Executive Office - Hartford, Connecticut]

 CAPITAL APPRECIATION FUND [Chief Executive Office - Hartford, Connecticut]

                                      36.

                                  SCHEDULE D
                                      TO
                          MASTER CUSTODIAN AGREEMENT
                           OF JULY 1, 2005, BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
       EACH OF THE REGISTERED INVESTMENT COMPANIES LISTED ON APPENDIX A

Special Sub-Custodians
______________________

*[Name(s) of Special Sub-Custodian(s)]



Authorized Signatures:

By:                                   By:
       -----------------------------         ---------------------------------
Title:                                Title:
       -----------------------------         ---------------------------------
Date:                                 Date:
       -----------------------------         ---------------------------------

                                      37.

                                  SCHEDULE E
                                      TO
                          MASTER CUSTODIAN AGREEMENT
                           OF JULY 1, 2005, BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
       EACH OF THE REGISTERED INVESTMENT COMPANIES LISTED ON APPENDIX A

 TRI-PARTY REPO CUSTODIAN BANKS         ACCOUNT NUMBERS



 Authorized Signatures:

 By:                                    By:
        ------------------------------         -------------------------------
 Title:                                 Title:
        ------------------------------         -------------------------------
 Date:                                  Date:
        ------------------------------         -------------------------------

                                      38.

                                                                     SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                                 SUBCUSTODIANS

COUNTRY               SUBCUSTODIAN
-------               ------------
Agentina              Citibank, N.A.

Australia             Westpac Banking Corporation Citibank Pty. Limited

Austria               Erste Bank der Osterreichischen Sparkassen AG

Bahrain               HSBC Bank Middle East
                      (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh            Standard Chartered Bank

Belgium               BNP Paribas Securities Services, S.A.

Benin                 via Societe Generale de Banques en Cote d'Ivoire,
                      Abidjan, Ivory Coast

Bermuda               The Bank of Bermuda Limited

Botswana              Barclays Bank of Botswana Limited

Brazil                Citibank, N.A.

Bulgaria              ING Bank N.V.

Burkina Faso          via Societe Generale de Banques en Cote d'Ivoire,
                      Abidjan, Ivory Coast

Canada                State Street Trust Company Canada

Cayman Islands        Scotiabank & Trust (Cayman) Limited

Chile                 BankBoston, N.A.

                                                                     SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                                 SUBCUSTODIANS

COUNTRY               SUBCUSTODIAN
-------               ------------
People's Republic of  The Hongkong and Shanghai Banking Corporation Limited,
China                 Shanghai and Shenzhen branches

Colombia              Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica            Banco BCT S.A.

Croatia               Privredna Banka Zagreb d.d

Cyprus                Cyprus Popular Bank Ltd.

Czech Republic        Ceskoslovenska Obchodni Banka, A.S.

Denmark               Danske Bank A/S

Ecuador               Banco de la Produccion S.A.

Egypt                 HSBC Bank Egypt S.A.E.
                      (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Estonia               AS Hansabank

Finland               Nordea Bank Finland Plc.

France                BNP Paribas Securities Services, S.A.

Germany               Deutsche Bank AG

Ghana                 Barclays Bank of Ghana Limited

Greece                National Bank of Greece S.A.

                                                                     SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                                 SUBCUSTODIANS

COUNTRY               SUBCUSTODIAN
-------               ------------
Guinea-Bissau         via Societe Generale de Banques en Cote d'Ivoire,
                      Abidjan, Ivory Coast

Hong Kong             Standard Chartered Bank (Hong Kong) Limited

Hungary               HVB Bank Hungary Rt.

Iceland               Kaupthing Bank hf.

India                 Deutsche Bank AG

                      The Hongkong and Shanghai Banking Corporation Limited

Indonesia             Deutsche Bank AG

Ireland               Bank of Ireland

Israel                Bank Hapoalim B.M.

Italy                 BNP Paribas Securities Services, S.A.

Ivory Coast           Societe Generale de Banques en Cote d'Ivoire

Jamaica               Bank of Nova Scotia Jamaica Ltd.

Japan                 Mizuho Corporate Bank Ltd.

                      Sumitomo Mitsui Banking Corporation

Jordan HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan            HSBC Bank Kazakhstan (as delegate of the Hongkong and
                      Shanghai Banking Corporation Limited)

                                                                     SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                                 SUBCUSTODIANS

COUNTRY               SUBCUSTODIAN
-------               ------------
Kenya                 Barclays Bank of Kenya Limited

Republic of Korea     Deutsche Bank AG

                      The Hongkong and Shanghai Banking Corporation Limited

Latvia                A/s Hansabanka

Lebanon               HSBC Bank Middle East
                      (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Lithuania             Vilniaus Bankas AB

Malaysia              Standard Chartered Bank Malaysia Berhad

Mali                  via Societe Generale de Banques en Cote d'Ivoire,
                      Abidjan, Ivory Coast

Malta                 HSBC Bank Malta Plc.

Mauritius             The Hongkong and Shanghai Banking Corporation Limited

Mexico                Banco Nacional de Mexico S.A.

Morocco               Attijariwafa bank

Namibia               Standard Bank Namibia Limited

Netherlands           Deutsche Bank N.V.

                      KAS BANK N.V.

New Zealand           Westpac Banking Corporation

                                                                     SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                                 SUBCUSTODIANS

COUNTRY               SUBCUSTODIAN
-------               ------------
Niger                 via Societe Generale de Banques en Cote d'Ivoire,
                      Abidjan, Ivory Coast

Nigeria               Stanbic Bank Nigeria Limited

Norway                Nordea Bank Norge ASA

Oman                  HSBC Bank Middle East Limited
                      (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Pakistan              Deutsche Bank AG

Palestine             HSBC Bank Middle East Limited
                      (as delegate of The Hongkong and Shanghai Banking
                      Corporation Limited)

Panama                HSBC Bank (Panama) S.A.

Peru                  Citibank del Peru, S.A.

Philippines           Standard Chartered Bank

Poland                Bank Handlowy w Warszawie S.A.

Portugal              Banco Comercial Portugues S.A.

Puerto Rico           Citibank N.A.

Qatar                 HSBC Bank Middle East Limited
                      (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Romania               ING Bank N.V.

Russia                ING Bank (Eurasia) ZAO, Moscow

Senegal               via Societe Generale de Banques en Cote d'Ivoire,
                      Abidjan, Ivory Coast

                                                                     SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                                 SUBCUSTODIANS

COUNTRY               SUBCUSTODIAN
-------               ------------
Serbia                HVB Bank Serbia and Montenegro a.d.

Singapore             DBS Bank Limited United Overseas Bank Limited

Slovak Republic       Ceskoslovenska Obchodni Banka, A.S., pobocka zahranicnej
                      banky v SR

Slovenia              Bank Austria Creditanstalt d.d. - Ljubljana

South Africa          Nedcor Bank Limited Standard Bank of South Africa Limited

Spain                 Santander Central Hispano Investment S.A.

Sri Lanka             The Hongkong and Shanghai Banking Corporation Limited

Swaziland             Standard Bank Swaziland Limited

Sweden                Skandinaviska Enskilda Banken AB

Switzerland           UBS AG

Taiwan - R.O.C.       Central Trust of China

Thailand              Standard Chartered Bank

Togo                  via Societe Generale de Banques en Cote d'Ivoire,
                      Abidjan, Ivory Coast

Trinidad & Tobago     Republic Bank Limited

                                                                     SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                                 SUBCUSTODIANS

COUNTRY               SUBCUSTODIAN
-------               ------------
Tunisia               Banque Internationale Arabe de Tunisie

Turkey                Citibank, A.S.

Uganda                Barclays Bank of Uganda Limited

Ukraine               ING Bank Ukraine

United Arab Emirates  HSBC Bank Middle East Limited (as delegate of The
                      Hongkong and Shanghai Banking Corporation Limited)

United Kingdom        State Street Bank and Trust Company, United kingdom
                      Branch

Uruguay               BankBoston, N.A.

Venezuela             Citibank, N.A.

Vietnam               The Hongkong and Shanghai Banking Corporation Limited

Zambia                Barclays Bank of Zambia Plc.

Zimbabwe              Barclays Bank of Zimbabwe Limited

                                                                     SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY               DEPOSITORIES
-------               ------------
Argentina             Caja de Valores S.A.

Australia             Austraclear Limited

Austria               Oesterreichische Kontrollbank AG
                      (Wertpapiersammelbank Division)

Bahrain               Clearing, Settlement, and Depository System of the
                      Bahrain Stock Exchange

Bangladesh            Central Depository Bangladesh Limited

Belgium               Banque Nationale de Belgique

                      Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

Benin                 Depositaire Central - Banque de Reglement

Bermuda               Bermuda Securities Depository

Brazil                Central de Custodia e de Liquidacao Financeira de
                      Titulos Privados (CETIP)

                      Companhia Brasileira de Liquidacao e Custodia

                      Sistema Especial de Liquidacao e de Custodia (SELIC)

Bulgaria              Bulgarian National Bank

                      Central Depository AD

Burkina Faso          Depositaire Central - Banque de Reglement

Canada                The Canadian Depository for Securities Limited

Chile                 Deposito Central de Valores S.A.

                                                                     SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY               DEPOSITORIES
-------               ------------
People's Republic of  China Securities Depository and Clearing Corporation
China                 Limited Shanghai Branch

                      China Securities Depository and Clearing Corporation Limited Shenzhen Branch

Colombia              Deposito Central de Valores

                      Deposito Centralizado de Valores de Colombia S..A.
                      (DECEVAL)

Costa Rica            Central de Valores S.A.

Croatia               Sredisnja Depozitarna Agencija d.d.

Cyprus                Central Depository and Central Registry

Czech Republic        Czech National Bank

                      Stredisko cennych papiru - Ceska republika

Denmark               Vaerdipapircentralen (Danish Securities Center)

Egypt                 Misr for Clearing, Settlement, and Depository S.A.E.

Estonia               AS Eesti Vaartpaberikeskus

Finland               Suomen Arvopaperikeskus

France                Euroclear France

Germany               Clearstream Banking AG, Frankfurt

                                                                     SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY               DEPOSITORIES
-------               ------------
Greece                Apothetirion Titlon AE - Central Securities Depository

                      Bank of Greece,

                      System for Monitoring Transactions in Securities in Book-Entry Form

Guinea-Bissau         Depositaire Central - Banque de Reglement

Hong Kong             Central Moneymarkets Unit

                      Hong Kong Securities Clearing Company Limited

Hungary               Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

Iceland               Icelandic Securities Depository Limited

India                 Central Depository Services (India) Limited

                      National Securities Depository Limited

                      Reserve Bank of India

Indonesia             Bank Indonesia

                      PT Kustodian Sentral Efek Indonesia

Israel                Tel Aviv Stock Exchange Clearing House Ltd. (TASE
                      Clearinghouse)

Italy                 Monte Titoli S.p.A.

Ivory Coast           Depositaire Central - Banque de Reglement

Jamaica               Jamaica Central Securities Depository

                                                                     SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY               DEPOSITORIES
-------               ------------
Japan                 Bank of Japan - Net System

                      Japan Securities Depository Center (JASDEC) Incorporated

Jordan                Securities Depository Center

Kazakhstan            Central Securities Depository

Kenya                 Central Depository and Settlement Corporation Limited

                      Central Bank of Kenya

Republic of Korea     Korea Securities Depository

Latvia                Latvian Central Depository

Lebanon               Banque du Liban

                      Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.

Lithuania             Central Securities Depository of Lithuania

Malaysia              Bank Negara Malaysia

                      Bursa Malaysia Depository Sdn. Bhd.

Mali                  Depositaire Central - Banque de Reglement

Malta                 Central Securities Depository of the Malta Stock Exchange

Mauritius             Bank of Mauritius

                      Central Depository and Settlement Co. Ltd.

                                                                     SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY               DEPOSITORIES
-------               ------------
Mexico                S.D. Indeval, S.A. de C.V.

Morocco               Maroclear

Namibia               Bank of Namibia

Netherlands           Euroclear Nederland

New Zealand           New Zealand Central Securities Depository Limited

Niger                 Depositaire Central - Banque de Reglement

Nigeria               Central Securities Clearing System Limited

Norway                Verdipapirsentralen (Norwegian Central Securities
                      Depository)

Oman                  Muscat Depository & Securities Registration Company, SAOC

Pakistan              Central Depository Company of Pakistan Limited

                      State Bank of Pakistan

Palestine             Clearing, Depository and Settlement, a department of the
                      Palestine Stock Exchange

Panama                Central Latinoamericana de Valores, S.A. (LatinClear)

Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A

Philippines           Philippine Central Depository, Inc.

                      Registry of Scripless Securities (ROSS) of the Bureau of Treasury

                                                                     SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY               DEPOSITORIES
-------               ------------
Poland                Rejestr Papierow Wartosciowych

                      Krajowy Depozyt Papierow Wartos'ciowych S.A.

Portugal INTERBOLSA - Sociedade Gestora de Sistemas de Liquidacao e de Sistemas Centralizados de Valores Mobiliarios, S.A.

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania               Bucharest Stock Exchange Registry Division

                      National Bank of Romania

                      National Securities Clearing, Settlement and Depository Company

Russia                Vneshtorgbank, Bank for Foreign Trade of the Russian
                      Federation

Senegal               Depositaire Central - Banque de Reglement

Serbia                Central Registrar and Central Depository for Securities

Singapore             The Central Depository (Pte) Limited

                      Monetary Authority of Singapore

Slovak Republic       Naodna banka slovenska

                      Centralny depozitar cennych papierov SR, a.s.

Slovenia              KDD - Centralna klirinsko depotna druzba d.d.

South Africa          Share Transactions Totally Electronic (STRATE) Ltd.

                                                                     SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY               DEPOSITORIES
-------               ------------
Spain                 IBERCLEAR

Sri Lanka             Central Depository System (Pvt) Limited

Sweden                Vardepapperscentralen VPC AB
                      (Swedish Central Securities Depository)

Switzerland           SegaIntersettle AG (SIS)

Taiwan - R.O.C.       Taiwan Securities Central Depository Company Limited

Thailand              Bank of Thailand

                      Thailand Securities Depository Company Limited

Togo                  Depositaire Central - Banque de Reglement

Trinidad and Tobago   Trinidad and Tobago Central Bank

Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres (STICODEVAM)

Turkey                Central Bank of Turkey

                      Takas ve Saklama Bankasi A.S. (TAKASBANK)

Uganda                Bank of Uganda

Ukraine               Mizhregionalny Fondovy Souz

                      National Bank of Ukraine

United Arab Emirates  Clearing and Depository System, a department of the
                      Dubai Financial Market

                                 STATE STREET                      SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                   DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY        DEPOSITOIRES
-------        ------------
United Kingdom CrestCo.

Uruguay        Banco Central del Uruguay

Venezuela      Banco Central de Venezuela Caja Venezolana de Valores

Vietnam Securities Registration, Clearing and Settlement, Depository Department of the Securities Trading Center

Zambia         Bank of Zambia

               LuSE Central Shares Depository Limited

TRANSNATIONAL

Euroclear

Clearstream Banking, S.A.

                                  SCHEDULE C
                              MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION                                    BRIEF DESCRIPTION
-------------------------------          ---------------------------------------------------------------------
(Scheduled frequency)

THE GUIDE TO CUSTODY IN WORLD MARKETS    An overview of settlement and safekeeping procedures, custody
______________________________________   practices and foreign investor considerations for the markets in
(hardcopy annually and regular website   which State Street offers custodial services.
updates)

GLOBAL CUSTODY NETWORK REVIEW            Information relating to Foreign Sub-Custodians in State Street's
_____________________________            Global Custody Network. The Review stands as an integral part
(annually)                               of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying with SEC Rule 17f-5. The
                                         Review also gives insight into State Street's market expansion and Foreign Sub-Custodian selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign Sub-Custodian banks.

Securities Depository Review             Custody risk analyses of the Foreign Securities Depositories
____________________________             presently operating in Network markets. This publication is an
(annually)                               integral part of the materials that State Street provides to its U.S.
                                         mutual fund clients to meet informational obligations created by
                                         SEC Rule 17f-7.

GLOBAL LEGAL SURVEY                      With respect to each market in which State Street offers
___________________                      custodial services, opinions relating to whether local law
(annually)                               restricts (i) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or Foreign
                                         Securities System, (ii) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign
                                         Securities System, (iii) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System,
                                         and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

SUBCUSTODIAN AGREEMENTS                  Copies of the contracts that State Street has entered into with
_______________________                  each Foreign Sub-Custodian that maintains U.S. mutual fund
(annually)                               assets in the markets in which State Street offers custodial services.

GLOBAL MARKET BULLETIN                   Information on changing settlement and custody conditions in
______________________                   markets where State Street offers custodial services. Includes
(daily or as necessary)                  changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State Street's clients.

Foreign Custody Advisories               For those markets where State Street offers custodial services
(as necessary)                           that exhibit special risks or infrastructures impacting custody,
                                         State Street issues market advisories to highlight those unique market factors which might impact our ability to offer
                                         recognized custody service levels.

Material Change Notices                  Informational letters and accompanying materials confirming
(presently on a quarterly basis or as    State Street's foreign custody arrangements, including a
otherwise necessary)                     summary of material changes with Foreign Sub-Custodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with Foreign Securities Depositories.

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

OPERATING GUIDELINES
____________________

1. OBLIGATION OF THE SENDER: State Street is authorized to promptly debit Client's account(s) upon the receipt of a payment order in compliance with the selected Security Procedure chosen for funds transfer and in the amount of money that State Street has been instructed to transfer. State Street shall execute payment orders in compliance with the Security Procedure and with the Client's instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this time will be deemed to have been received on the next business day.

2. SECURITY PROCEDURE: The Client acknowledges that the Security Procedure it has designated on the Selection Form was selected by the Client from Security Procedures offered by State Street. The Client agrees that the Security Procedures are reasonable and adequate for its wire transfer transactions and agrees to be bound by any payment orders, amendments and cancellations, whether or not authorized, issued in its name and accepted by State Street after being confirmed by any of the selected Security Procedures. The Client also agrees to be bound by any other valid and authorized payment order accepted by State Street. The Client shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated in writing to State Street. The Client must notify State Street immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel. State Street shall verify the authenticity of all instructions according to the Security Procedure.

3. ACCOUNT NUMBERS: State Street shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern. Financial institutions that receive payment orders initiated by State Street at the instruction of the Client may also process payment orders on the basis of account numbers, regardless of any name included in the payment order. State Street will also rely on any financial institution identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

4. REJECTION: State Street reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of State Street's receipt of such payment order; (b) if initiating such payment order would cause State Street, in State Street's sole judgment, to exceed any volume, aggregate dollar, network, time, credit or similar limits upon wire transfers which are applicable to State Street; or (c) if State Street, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5. CANCELLATION OR AMENDMENT: State Street shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording State Street reasonable opportunity to act. However, State Street assumes no liability if the request for amendment or cancellation cannot be satisfied.

6. ERRORS: State Street shall assume no responsibility for failure to detect any erroneous payment order provided that State Street complies with the payment order instructions as received and State Street complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7. INTEREST AND LIABILITY LIMITS: State Street shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless State Street is notified of the unauthorized payment order within thirty (30) days of notification by State Street of the acceptance of such payment order. In no event shall State Street be liable for special, indirect or consequential damages, even if advised of the possibility of such damages and even for failure to execute a payment order.

8. AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL PAYMENTS: When a Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, State Street will act as an Originating Depository Financial Institution and/or Receiving Depository Institution, as the case may be, with respect to such entries. Credits given by State Street with respect to an ACH credit entry are provisional until State Street receives final settlement for such entry from the Federal Reserve Bank. If State Street does not receive such final settlement, the Client agrees that State Street shall receive a refund of the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9. CONFIRMATION STATEMENTS: Confirmation of State Street's execution of payment orders shall ordinarily be provided within 24 hours. Notice may be delivered through State Street's proprietary information systems, such as, but not limited to Horizon and GlobalQuest(R), account statements, advices, or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days.

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

10. LIABILITY ON FOREIGN ACCOUNTS: State Street shall not be required to repay any deposit made at a non-U.S. branch of State Street, or any deposit made with State Street and denominated in a non-U.S. dollar currency, if repayment of such deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to: (a) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a defacto or a dejure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or(c) the closure of a non-U.S. branch of State Street in order to prevent, in the reasonable judgment of State Street, harm to the employees or property of State Street. The obligation to repay any such deposit shall not be transferred to and may not be enforced against any other branch of State Street.

The foregoing provisions constitute the disclosure required by Massachusetts General Laws, Chapter 167D, Section 36.

While State Street is not obligated to repay any deposit made at a non-U.S. branch or any deposit denominated in a non-U.S. currency during the period in which its repayment has been prevented, prohibited or otherwise blocked, State Street will repay such deposit when and if all circumstances preventing, prohibiting or otherwise blocking repayment cease to exist.

11. MISCELLANEOUS: State Street and the Client agree to cooperate to attempt to recover any funds erroneously paid to the wrong party or parties, regardless of any fault of State Street or the Client, but the party responsible for the erroneous payment shall bear all costs and expenses incurred in trying to effect such recovery. These Guidelines may not be amended except by a written agreement signed by the parties.

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

Security Procedure(s) Selection Form
____________________________________

Please select one or more of the funds transfer security procedures indicated below.

[ ]SWIFT

SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages. SWIFT is considered to be one of the most secure and efficient networks for the delivery of funds transfer instructions.

SELECTION OF THIS SECURITY PROCEDURE WOULD BE MOST APPROPRIATE FOR EXISTING SWIFT MEMBERS.

[ ]STANDING INSTRUCTIONS

Standing Instructions may be used where funds are transferred to a broker on the Client's established list of brokers with which it engages in foreign exchange transactions. Only the date, the currency and the currency amount are variable. In order to establish this procedure, State Street will send to the Client a list of the brokers that State Street has determined are used by the Client. The Client will confirm the list in writing, and State Street will verify the written confirmation by telephone. Standing Instructions will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the Standing Instruction will be confirmed by telephone prior to execution.

[ ]REMOTE BATCH TRANSMISSION

Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and State Street. Security procedures include encryption and or the use of a test key by those individuals authorized as Automated Batch Verifiers.

CLIENTS SELECTING THIS OPTION SHOULD HAVE AN EXISTING FACILITY FOR COMPLETING CPU-CPU TRANSMISSIONS. THIS DELIVERY MECHANISM IS TYPICALLY USED FOR HIGH-VOLUME BUSINESS.

[ ]GLOBAL HORIZON INTERCHANGESM FUNDS TRANSFER SERVICE

Global Horizon Interchange Funds Transfer Service (FTS) is a State Street proprietary microcomputer-based wire initiation system. FTS enables Clients to electronically transmit authenticated Fedwire, CHIPS or internal book transfer instructions to State Street.

THIS DELIVERY MECHANISM IS MOST APPROPRIATE FOR CLIENTS WITH A LOW-TO-MEDIUM NUMBER OF TRANSACTIONS (5-75 PER DAY), ALLOWING CLIENTS TO ENTER, BATCH, AND REVIEW WIRE TRANSFER INSTRUCTIONS ON THEIR PC PRIOR TO RELEASE TO STATE STREET.

[ ]TELEPHONE CONFIRMATION (CALLBACK)

Telephone confirmation will be used to verify all non-repetitive funds transfer instructions received via untested facsimile or phone. This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. State Street will verify that the instruction contains the signature of an authorized person and prior to execution, will contact someone other than the originator at the Client's location to authenticate the instruction.

SELECTION OF THIS ALTERNATIVE IS APPROPRIATE FOR CLIENTS WHO DO NOT HAVE THE CAPABILITY TO USE OTHER SECURITY PROCEDURES.

[ ]REPETITIVE WIRES

For situations where funds are transferred periodically (minimum of one instruction per calendar quarter) from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the instruction will be confirmed by telephone prior to execution. Telephone confirmation is used to establish this process. Repetitive wire instructions must be reconfirmed annually.

THIS ALTERNATIVE IS RECOMMENDED WHENEVER FUNDS ARE FREQUENTLY TRANSFERRED BETWEEN THE SAME TWO ACCOUNTS.

[ ]TRANSFERS INITIATED BY FACSIMILE

The Client faxes wire transfer instructions directly to State Street Mutual Fund Services. Standard security procedure requires the use of a random number test key for all transfers. Every six months the Client receives test key logs from State Street. The test key contains alpha-numeric characters, which the Client puts on each document faxed to State Street. This procedure ensures all wire instructions received via fax are authorized by the Client.

WE PROVIDE THIS OPTION FOR CLIENTS WHO WISH TO BATCH WIRE INSTRUCTIONS AND TRANSMIT THESE AS A GROUP TO STATE STREET MUTUAL FUND SERVICES ONCE OR SEVERAL TIMES A DAY.

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

[ ]AUTOMATED CLEARING HOUSE (ACH)

State Street receives an automated transmission or a magnetic tape from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. Clients using ACH must select one or more of the following delivery options:

[ ]GLOBAL HORIZON INTERCHANGE AUTOMATED CLEARING HOUSE SERVICE

Transactions are created on a microcomputer, assembled into batches and delivered to State Street via fully authenticated electronic transmissions in standard NACHA formats.

[ ]Transmission from Client PC to State Street Mainframe with Telephone Callback

[ ]Transmission from Client Mainframe to State Street Mainframe with Telephone
   Callback

[ ]Transmission from DST Systems to State Street Mainframe with Encryption

[ ]Magnetic Tape Delivered to State Street with Telephone Callback

State Street is hereby instructed to accept funds transfer instructions only via the delivery methods and security procedures indicated. The selected delivery methods and security procedure(s) will be effective___________ ____ for payment orders initiated by our organization.

KEY CONTACT INFORMATION

Whom shall we contact to implement your selection(s)?

      CLIENT OPERATIONS CONTACT                   ALTERNATE CONTACT
      -------------------------                   -----------------


--------------------------------------  --------------------------------------
                 Name                                    Name


--------------------------------------  --------------------------------------
               Address                                 Address


--------------------------------------  --------------------------------------
         City/State/Zip Code                     City/State/Zip Code


--------------------------------------  --------------------------------------
           Telephone Number                        Telephone Number


--------------------------------------  --------------------------------------
           Facsimile Number                        Facsimile Number


--------------------------------------
             SWIFT Number


--------------------------------------
             Telex Number

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Travelers Asset Management International Company LLC
                    ____________________________________________________
                    ("TAMIC")
                    _________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Federated Investment Management Company
                    _______________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Federated Equity Management Company of Pennsylvania
                    ___________________________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Fidelity Management & Research Company
                    ______________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Mondrian Investment Partners LTD
                    ________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Massachusetts Financial Services Company ("MFS")
                    ________________________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Merrill Lynch Investment Managers, L.P. ("MLIM")
                    ________________________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Pioneer Investment Management, Inc. ("Pioneer")
                    _______________________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  The Travelers Investment Management Company ("TIMCO")
                    _____________________________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Deutsche Investment Management Americas Inc. ("DIMA")
                    _____________________________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Janus Capital Management LLC
                    ____________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Dreman Value Management LLC
                    ___________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Smith Barney Asset Management (SBAM)
                    ____________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Travelers Investment Adviser, Inc. ("TIA")
                    __________________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  Van Kampen Asset Management
                    ___________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  ------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

INSTRUCTION(S)
______________

TELEPHONE CONFIRMATION
______________________

FUND  Each Registered Investment Company or Its Portfolio(s) as indicated on
      ______________________________________________________________________
      Schedule F attached
      ___________________

INVESTMENT ADVISER  AIM Capital Management Inc. ("AIM")
                    ___________________________________

AUTHORIZED INITIATORS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO ARE CURRENTLY AUTHORIZED TO INITIATE WIRE TRANSFER INSTRUCTIONS TO STATE STREET:

                          TITLE (Specify whether
                          position is with Fund or
NAME                      Investment Adviser)       SPECIMEN SIGNATURE
----                      ------------------------  ------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

AUTHORIZED VERIFIERS
   Please Type or Print

PLEASE PROVIDE A LISTING OF FUND OFFICERS OR OTHER INDIVIDUALS WHO WILL BE CALLED BACK TO VERIFY THE INITIATION OF REPETITIVE WIRES OF $10 MILLION OR MORE AND ALL NON-REPETITIVE WIRE INSTRUCTIONS:

NAME                      CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)
----                      ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------


------------------------  ------------------------  --------------------------

                             FUNDS TRANSFER ADDENDUM     [GRAPHIC APPEARS HERE]

                                  Schedule F

 FUND/PORTFOLIO NAME:                   ADVISOR/SUB-ADVISOR:
 --------------------                   --------------------
 THE TRAVELERS SERIES TRUST

 AIM Capital Appreciation Portfolio
                                        TIA/AIM
 Convertible Securities Portfolio       TAMIC
 Disciplined Mid Cap Stock Portfolio    TAMIC/TIMCO
 Equity Income Portfolio                TAMIC/Fidelity Mgmt & Research Co.
 Federated High Yield Portfolio         TAMIC/Federated Investment Mgmt Co.
 Federated Stock Portfolio              TAMIC/Federated Equity Mgmt Co of PA
 Large Cap Portfolio                    TAMIC/Fidelity Mgmt & Research Co.
 Managed Allocation Series:
 Conservative Portfolio                 TAMIC/DIMA
 Managed Allocation Series: Moderate
 Portfolio                              TAMIC/DIMA
 Managed Allocation Series:
 Moderate-Conservative Portfolio        TAMIC/DIMA
 Managed Allocation Series:
 Moderate-Aggressive Portfolio          TAMIC/DIMA
 Managed Allocation Series: Aggressive
 Portfolio                              TAMIC/DIMA
 Mercury Large Cap Core Portfolio       TAMIC/MLIM
 MFS Mid Cap Growth Portfolio           TAMIC/MFS
 MFS Total Return Portfolio             TIA/MFS
 MFS Value Portfolio                    TAMIC/MFS
 Mondrian International Stock Portfolio TAMIC/Mondrian Investment Partners LTD
 Pioneer Mid Cap Value Portfolio        TAMIC/Pioneer
 Pioneer Fund Portfolio                 TAMIC/Pioneer
 Pioneer Strategic Income Portfolio     TIA/Pioneer
 Salomon Brothers Strategic Total
 Return Bond Portfolio                  TIA/SBAM
 Strategic Equity Portfolio             TIA/Fidelity Mgmt & Research Co.
 Style Focus Series: Small Cap Growth
 Portfolio                              TAMIC/TIMCO/Janus Capital Mgmt LLC
 Style Focus Series: Small Cap Value
 Portfolio                              TAMIC/TIMCO/Dreman Value Mgmt LLC
 Travelers Managed Income Portfolio     TAMIC
 Travelers Quality Bond Portfolio       TAMIC
 U.S. Government Securities Portfolio   TAMIC
 Van Kampen Enterprise Portfolio        TIA/Van Kampen Asset Management
 Zero Coupon Bond Fund Portfolio
 (Series 2005)                          TAMIC
 MONEY MARKET PORTFOLIO                 TAMIC
 HIGH YIELD BOND TRUST                  TAMIC
 MANAGED ASSETS TRUST                   TAMIC/TIMCO
 CAPITAL APPRECIATION FUND              TAMIC/Janus Capital Mgmt LLC

             Signature by Duly-authorized Fund Officer:____________________

             Date:________________________

         REMOTE ACCESS SERVICES ADDENDUM TO MASTER CUSTODIAN AGREEMENT
         _____________________________________________________________

   ADDENDUM to that certain Master Custodian Agreement dated as of July 1, 2005 (the "Custodian Agreement") by and among each management investment company identified on Appendix A thereto or made subject thereto pursuant to Section [18.5] thereof (each, a "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

   State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

The Services
____________

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties authorized by State Street ("Authorized Designees") with access to In~Sight/SM /as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.

Security Procedures
___________________

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

Fees
____

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the custody fee schedule in effect from time to time between the parties. The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

Proprietary Information/Injunctive Relief
_________________________________________

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know- how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street's customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System, nor will your or your Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties
__________________

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology including, but not limited to, the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and the Customer and its Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and December 31, 2099, and if any changes are required, State Street will make the changes to its products at no cost to you and in a commercially reasonable time frame and will require third-party suppliers to do likewise. The Customer will do likewise for its systems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement
____________

State Street will defend or, at our option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by the Customer under this Addendum constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent or copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for the Customer the right to continue using the System or the Remote Access Services,
(ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

Termination
___________

Either party to the Custodian Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of the Custodian Agreement. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous
_____________

This Addendum and the exhibit hereto constitute the entire understanding of the parties to the Custodian Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

By its execution of the Custodian Agreement, the Customer (a) confirms to State Street that it informs all Authorized Designees of the terms of this Addendum;
(b) accepts responsibility for its and its Authorized Designees' compliance with the terms of this Addendum; and (c) indemnifies and holds State Street harmless from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities arising from any failure of the Customer or any of its Authorized Designees to abide by the terms of this Addendum.

                                   EXHIBIT A
                                      TO
            REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT
            ______________________________________________________

                                 IN~SIGHT(SM)
                          System Product Description

In~Sight(SM) provides bilateral information delivery, interoperability, and on-line access to State Street. In~Sight(SM) allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy Monitor(SM), Multicurrency Horizon(SM), Securities Lending, Performance & Analytics and Electronic Trade Delivery can be accessed through In~Sight(SM). This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~Sight(SM) also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~Sight(SM) will continue to increase in direct proportion with the customer roll out, as it is viewed as the information delivery system will grow with State Street's customers.